EXHIBIT 10.1

FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT
This FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT, dated March 8, 2018 (this “Amendment”), is by and among (a) Americold Realty Trust, a Maryland real estate investment trust (the “Company”), (b) YF ART Holdings, L.P. (the “Yucaipa Party”), (c) GS Capital Partners VI Fund, L.P., GS Capital Partners VI Parallel, L.P., GSCP VI Offshore IceCap Investment, L.P., GSCP VI GmbH IceCap Investment, L.P. and IceCap2 Holdings, L.P. (the “GSCP Parties”), (d) CF Cold LP (the “Fortress Investor”) and (e) YF ART Holdings Aggregator, LLC (the “Yucaipa Investor”), and amends that certain Shareholders Agreement, dated January 18, 2018 (the “Shareholders Agreement”), by and among (i) the Company, (ii) the Yucaipa Party, (iii) the GSCP Parties, (iv) Charm Progress Investment Limited, (v) the Fortress Investor, and (vi) the Yucaipa Investor.
WHEREAS, the Company and the other parties hereto intend to amend through this Amendment certain provisions of the Shareholders Agreement pursuant to Section 7.12 thereof in connection with the entry into that certain Margin Loan Agreement, dated as of March 8, 2018, by and among the Yucaipa Party, the lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Morgan Stanley & Co. LLC, as Collateral Agent and Calculation Agent (the “Margin Loan Agreement”).
NOW THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.Definitions. All capitalized terms used in this Amendment but not otherwise defined herein are given the meanings ascribed to them in the Shareholders Agreement.
2.Definition of Transfer. The definition of “Transfer” shall exclude the Excluded Transfers as such term is defined in the Notice to the Coordination Committee, dated of even date herewith, delivered by the Yucaipa Party which references this Amendment (the “Notice”). Notwithstanding the foregoing, the Yucaipa Party agrees to notify the Coordination Committee (x) promptly, but in no event more than two (2) business days, after any Excluded Transfer initiated by the Yucaipa Party and (y) promptly after the Yucaipa Party receives a Collateral Call Notice (as defined in the Margin Loan Agreement). The parties hereto acknowledge that the Yucaipa Party is not permitted to consent to a modification of such definition of Excluded Transfer or any other modification with a similar effect without the prior written consent of the Administrative Agent so long as the obligations under the Margin Loan Agreement remain outstanding.
3.Captions. The headings or titles to the sections and paragraphs of this Amendment and the title of this instrument are not part of this Amendment but are inserted for convenience only and have no effect upon the construction or interpretation of any part of this Amendment.
4.Counterparts. This Amendment may be executed by facsimile or .pdf signatures and in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.
5.Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws (excluding conflict of laws rules and principles) of the State of New York applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

6.Incorporation by Reference. Sections 7.2, 7.3, 7.4, 7.5, 7.7, 7.11, and 7.12 of the Shareholders Agreement are incorporated by reference as if fully set forth herein.

[Signature pages follow]
IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute this Amendment as of the date first above written.

COMPANY:

AMERICOLD REALTY TRUST

By: /s/ Daniel C. Deckbar
Name:     Daniel C. Deckbar
Title:     Vice President, Deputy General Counsel

[Signatures continue on following page]

THE YUCAIPA PARTY:

YF ART HOLDINGS, L.P.

By: YF ART Holdings GP, LLC,
its general partner

By: /s/ Henry E. Orren
Name:     Henry E. Orren
Title:     Assistant Vice President & Secretary

[Signatures continue on following page]

GSCP PARTIES:

GS CAPITAL PARTNERS VI FUND, L.P.
By: GSCP VI Advisors, L.L.C.,
its general partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Vice President

GS CAPITAL PARTNERS VI PARALLEL, L.P.
By: GS Advisors VI, L.L.C.,
its general partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Vice President

GSCP VI OFFSHORE ICECAP INVESTMENT, L.P.
By: GSCP VI Offshore IceCap Holdings Entity GP, Ltd.,
its general partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Vice President

GSCP VI GMBH ICECAP INVESTMENT, L.P.
By: GSCP VI GmbH IceCap Holdings Entity GP, Ltd.,
its general partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Vice President

ICECAP2 HOLDINGS, L.P.
By: IceCap2 Holdings Entity GP, Ltd.,
its general partner

By: /s/ Bradley Gross
Name: Bradley Gross
Title: Vice President

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FORTRESS INVESTOR:

CF COLD, LP

By: CF Cold GP LLC, its general partner

By: /s/ Constantine M. Dakolias
Name:     Constantine M. Dakolias
Title: President

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YUCAIPA INVESTOR:

YF ART HOLDINGS AGGREGATOR, LLC

By: /s/ Henry E. Orren
Name:     Henry E. Orren
Title: Assistant Vice President & Secretary